UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 2, 2021

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 2, 2021, United Insurance Holdings Corp. (the "Company") filed a Certificate of Amendment to its second amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company's common stock from 50 million to 100 million shares (the "Charter Amendment").

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company's shareholders at a special meeting of shareholders held on July 2, 2021 (the "Special Meeting"). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and in this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company's Special Meeting was held for stockholders to consider and act upon the one proposal listed below. A total of 29,579,888 shares of our common stock, out of a total of 43,228,371 shares of common stock issued and outstanding and entitled to vote as of the close of business on June 8, 2021, were present in person or represented by proxy. The final results of the stockholder votes regarding the proposal were as follows:

Proposal One: The stockholders ratified the approval and adoption of an amendment to the Company's Certificate of Incorporation to authorize a total of 100 million shares of common stock.

For	Against	Abstained	Broker Non Votes
29,207,319	353,257	19,312	—

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1
Certificate of Amendment to United Insurance Holdings Corp.’s Second Amended and Restated Articles of Incorporation, as amended, filed with the Secretary of State of the State of Delaware on July 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.
July 2, 2021	By:	/s/ B. Bradford Martz
B. Bradford Martz, President and Chief Financial Officer (principal financial officer and principal accounting officer)